Valued Advisers Trust

LS Opportunity Fund (LSOFX)

Supplement to the Prospectus and Statement of Additional Information dated September 30, 2014

Supplement dated April 23, 2015

        At a special meeting of the Board of Trustees of the Valued Advisers Trust (the “Trust”) held on April 23, 2015, the Board determined to terminate the sub-advisory agreement between Long Short Advisors, LLC, the investment adviser to the LS Opportunity Fund (the “Fund”), and Independence Capital Asset Partners, LLC, the Fund’s sub-adviser. The Board was informed of certain portfolio management changes expected to occur within the sub-adviser that would impact the proposed management of the Fund. As such, the Board determined to terminate the sub-advisory agreement. It is anticipated that the Board will convene a special meeting in the very near future to appoint a new sub-adviser and approve an interim sub-advisory arrangement. The Trust will supplement the prospectus and statement of additional information for the Fund upon such appointment.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Prospectus, dated September 30, 2014, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 336-6763.